UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7030 Park Centre Dr., Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant's Certifying Accountant.
On October 24, 2016, the Audit Committee (the "Audit Committee") of the Board of Directors of Dynatronics Corporation (the "Company") approved the engagement of Tanner LLC ("Tanner) as the Company's independent registered public accounting firm for the Company's fiscal year ending June 30, 2017.  Also, the Audit Committee informed BDO USA, LLP ("BDO") that it has been dismissed, effective October 24, 2016, as the Company's independent registered public accounting firm.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, the Company had (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
BDO's report on the Company's consolidated financial statements for the fiscal year ended June 30, 2016, did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, neither the Company nor anyone on its behalf has consulted with Tanner regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided BDO a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements. A copy of such letter, dated October 24, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1          Letter of BDO USA, LLP dated October 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of October 27, 2016.
 DYNATRONICS CORPORATION

By	/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chief Executive Officer and President